                                                                    Exhibit 10.7

                             SUBORDINATION AGREEMENT

     This SUBORDINATION AGREEMENT (this "Agreement"), dated as of December 18, 1996, is among FLEET NATIONAL BANK, a national banking association (the "Second Trustee"), not in its individual capacity, but as trustee for the holders of all 15% Senior Subordinated Pay-in-Kind Notes Due March 18, 2002, issued pursuant to that certain Indenture dated as of December 18, 1996 between Scott Cable Communications, Inc., as Issuer, and the Second Trustee (the "New Restructured Second Secured PIK Note Indenture"), FLEET NATIONAL BANK, a national banking association (the "Third Trustee"), not in its individual capacity, but as trustee for the holders of all 16% Junior Subordinated Pay-in-Kind Notes Due July 18, 2002 issued pursuant to that certain Indenture dated as of December 18, 1996 between Scott Cable Communications, Inc., as Issuer, and the Third Trustee (the "New Restructured Third Secured PIK Note Indenture"), and SCOTT CABLE COMMUNICATIONS, INC., a Texas corporation ("Issuer"). All capitalized terms used but not elsewhere defined herein shall have the respective meanings ascribed to such terms in Section 1 below.

                                 R E C I T A L S

     B. Issuer has issued the New Restructured Second Secured PIK Notes in the initial aggregate principal amount of $49,500,000 pursuant to the terms of the New Restructured Second Secured PIK Note Indenture.

     C. Issuer has issued the New Restructured Third Secured PIK Notes in the initial aggregate principal amount of $38,925,797 pursuant to the terms of the New Restructured Third Secured PIK Note Indenture.

     D. One of the conditions precedent to the obligations of Lenders under the Loan Agreement is that the parties hereto shall have executed and delivered this Agreement.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto hereby agree as follows:

     1. Definitions. All capitalized terms used but not elsewhere defined in this Agreement shall have the respective meanings ascribed to such terms in the New Restructured Second Secured PIK Note Indenture. The following terms shall have the following meanings in this Agreement:

          Proceeding shall mean any (i) judicial proceeding or other creditor remedies initiated by Second Trustee to collect Issuer's Obligations or foreclose the Security Interests or (ii) insolvency, bankruptcy, receivership, custodianship, liquidation, reorganization, assignment for the benefit of creditors or other proceeding for the liquidation, dissolution or other winding up of Issuer or its properties.

                                                         SUBORDINATION AGREEMENT
                                                                        (Junior)

          Senior Indebtedness shall mean, as of any given time, all of Issuer's Obligations.

     2. Subordination of Subordinated Indebtedness to Senior Indebtedness and Subordination of Subordinated Liens to Security Interests.

          2.1 Subordination. The payment of any and all of the Subordinated Indebtedness hereby expressly is subordinated to the prior payment in full of the Senior Indebtedness and the Subordinated Liens hereby expressly are subordinated to the Security Interests.

          2.2 Restriction on Payments. Notwithstanding any provision of the Subordinated Credit Instruments to the contrary and in addition to any other limitations set forth herein or therein, no payment of principal, interest, fees or any other amount due with respect to the Subordinated Indebtedness shall be made, and neither Third Trustee nor any Subordinated Creditor shall exercise any right of set-off or recoupment with respect to any of the Subordinated Indebtedness, until all of the Senior Indebtedness is paid in full; except that Issuer may make and each holder of a New Restructured Third Secured PIK Note may receive regularly scheduled accrued and unpaid interest at a rate per annum not in excess of 16% in the form of additional new restructured secured payment-in-kind notes pursuant to the terms of the New Restructured Third Secured PIK Notes.

          2.3 Proceedings. In the event of any Proceeding (i) all Senior Indebtedness first shall be paid in full in cash before any payment of or with respect to any of the Subordinated Indebtedness shall be made; (ii) any payment which, but for the terms hereof, otherwise would be payable or deliverable in respect of any of the Subordinated Indebtedness shall be paid or delivered directly to Second Trustee (to be held and/or applied by Second Trustee in accordance with the terms of the New Restructured Second Secured PIK Indenture) until all Senior Indebtedness is paid in full, and each Subordinated Creditor and Third Trustee irrevocably authorizes, empowers and directs (A) all receivers, trustees, liquidators, custodians, conservators and others having authority in the premises to effect all such payments and deliveries and (B) Second Trustee to demand, sue for, collect and receive every such payment or distribution; (iii) each Subordinated Creditor and Third Trustee agrees to execute and deliver to Second Trustee or its representative all such further instruments confirming the authorization referred to in the foregoing clause (ii) as Second Trustee reasonably shall request, and agrees to take all such other actions as Second Trustee reasonably shall request in order to enable Second Trustee to enforce all claims upon or in respect of the Subordinated Indebtedness, and (iv) each Subordinated Creditor and Third Trustee shall execute, verify, deliver and file any proofs of claim in respect

                                                         SUBORDINATION AGREEMENT
                                                                        (Junior)

     of the Subordinated Indebtedness requested by Second Trustee in connection with any such Proceeding and hereby irrevocably authorizes, empowers and appoints Second Trustee its agent and attorney-in-fact to (A) execute, verify, deliver and file such proofs of claim upon the failure of such Subordinated Creditor or Third Trustee to do so and (B) vote such proofs of claim in any such proceeding.

          2.4 Incorrect Payments. If any payment is received by any Subordinated Creditor or Third Trustee on account of any Subordinated Indebtedness before all Senior Indebtedness is paid in full, such payment promptly shall be paid over to Second Trustee, or its designated representative, for application (in accordance with the Loan Agreement) to the payment of the Senior Indebtedness then remaining unpaid, until all of the Senior Indebtedness is paid in full. No Subordinated Creditor or Third Trustee shall commingle any such payment with any other asset of such Person and such Subordinated Creditor or Third Trustee shall hold such payment in trust for the benefit of Lenders until paid over to Second Trustee or its designated representative.

          2.5 Legends. Until the Senior Indebtedness is paid in full, each Subordinated Credit Instrument at all times shall contain in a conspicuous manner the following legend:

          "The indebtedness evidenced hereby is subordinate in the manner and to the extent set forth in that certain Subordination Agreement (the "Subordination Agreement") dated as of December 18, 1996 among Scott Cable Communications, Inc. ("Issuer"), Fleet National Bank, as trustee, and Fleet National Bank, as trustee."

          2.6 Amendments of Subordinated Credit Instruments. Until the Senior Indebtedness is paid in full and notwithstanding anything contained in the Subordinated Credit Instruments to the contrary, no Subordinated Creditor or Third Trustee shall agree to any amendment or modification of, or supplement to, the Subordinated Credit Instruments, the effect of which is to (i) increase the amount of any of the Subordinated Indebtedness or the rate of interest with respect to any of the Subordinated Indebtedness, (ii) shorten the maturity date of any of the Subordinated Indebtedness, (iii) accelerate the scheduled payments on or the required amortization of any of the Subordinated Indebtedness or (iv) increase the fees payable under the Subordinated Credit Instruments, if any.

          2.7 Restrictions on Action. Until the Senior Indebtedness is paid in full no Subordinated Creditor or Third Trustee shall take any action to collect any of the Subordinated Indebtedness or exercise any of the remedies with respect to any of the

                                                         SUBORDINATION AGREEMENT
                                                                        (Junior)

     Subordinated Indebtedness set forth in any of the Subordinated Credit Instruments or that otherwise may be available to such Subordinated Creditor or Third Trustee, either at law or in equity, provided that (i) in the event Issuer's Obligations are accelerated pursuant to Section 5.2 of the New Restructured Second Secured PIK Note Indenture, such Subordinated Creditor or Third Trustee may accelerate the Subordinated Indebtedness, and
     (ii) in the event of any Proceeding not initiated by any Subordinated Creditor or Third Trustee, subject to Section 2.3, such Subordinated Creditor or Third Trustee may participate in such Proceeding .

     3.   Continued Effectiveness of this Agreement. The terms of this

Agreement, the subordination effected hereby, and the rights and the obligations of each Subordinated Creditor and Third Trustee and Second Trustee arising hereunder, shall not be affected, modified or impaired in any manner or to any extent by: (i) any amendment or modification of or supplement to any of the Subordinated Credit Instruments; (ii) the validity or enforceability of any of such documents; or (iii) any exercise or non-exercise of any right, power or remedy under or in respect of the Senior Indebtedness or the Subordinated Indebtedness or any of the instruments or documents referred to in clause (i) above.

     4. Cumulative Rights; No Waivers. Each and every right, remedy and power granted to Second Trustee hereunder shall be cumulative and in addition to any other right, remedy or power specifically granted herein, in the New Restructured Second Secured PIK Note Indenture or the Security Instruments or now or hereafter existing in equity, at law, by virtue of statute or otherwise, and may be exercised by Second Trustee, from time to time, concurrently or independently and as often and in such order as Second Trustee may deem expedient. Any failure or delay on the part of Second Trustee in exercising any such right, remedy or power, or abandonment or discontinuance of steps to enforce the same, shall not operate as a waiver thereof or affect Second Trustee's right thereafter to exercise the same, and any single or partial exercise of any such right, remedy or power shall not preclude any other or further exercise thereof or the exercise of any other right, remedy or power, and no such failure, delay, abandonment or single or partial exercise of Second Trustee's rights hereunder shall be deemed to establish a custom or course of dealing or performance among the parties hereto.

     5. Modification. Any modification or waiver of any provision of this Agreement, or any consent to any departure by any Subordinated Creditor or Third Trustee therefrom, shall not be effective in any event unless the same is in writing and signed by Second Trustee, and then such modification, waiver or consent shall be effective only in the specific instance and for the specific purpose given. Any notice to or demand on any Subordinated Creditor or Third Trustee in any event not specifically required of Second Trustee hereunder shall not entitle any Subordinated Creditor or Third Trustee to any other or further notice or demand in the same, similar or other circumstances unless specifically required hereunder.

                                                         SUBORDINATION AGREEMENT
                                                                        (Junior)

     6. Additional Documents and Actions. Third Trustee at any time, and from time to time, after the execution and delivery of this Agreement, upon the request of Second Trustee and at the expense of Issuer, promptly will execute and deliver such further documents and do such further acts and things as Second Trustee reasonably may request in order to effect fully the purposes of this Agreement.

     7. Notices. All notices and communications under this Agreement shall be in writing and shall be (i) delivered in person or (ii) mailed, postage prepaid, either by registered or certified mail, return receipt requested, or by overnight express courier, addressed in each case as follows:

               To Second Trustee             Fleet Bank
                      and                    Corporate Trust Administration
               To Third Trustee:             Administration MAOFDOSM
                                             One Federal Street
                                             Boston, Massachusetts 02106
                                             Attn:    Mr. Robert Bice

               Copy to:                      Shipman & Goodwin
                                             One American Row
                                             Hartford, Connecticut 06103
                                             Attn:    Thomas Tresselt, Esq.

               Copy to:                      Foley Hoag & Eliot
                                             One Post Office Square
                                             Boston, Massachusetts   02109
                                             Attn:  Arnold M. Zaff, Esquire

               To Issuer:                    Scott Cable Communications, Inc.
                                             Four Landmark Square, Suite 302
                                             Stamford, Connecticut  06901
                                             Attn:    Mr. Bruce A. Armstrong
                                             Chief Executive Officer

               Copy to:                      Baer Marks & Upham LLP
                                             805 Third Avenue
                                             New York, New York  10022
                                             Attn:    Stanley E. Bloch, Esq.

                                                         SUBORDINATION AGREEMENT
                                                                        (Junior)

               and copy to:                  Foley Hoag & Eliot
                                             One Post Office Square
                                             Boston, Massachusetts   02109
                                             Attn:  Arnold M. Zaff, Esquire

or to any other address, as to any of the parties hereto, as such party shall designate in a written notice to the other parties hereto. All notices sent pursuant to the terms of this Section 7 shall be deemed received (i) if personally delivered, then on the Business Day of delivery, (ii) if sent by overnight, express carrier, on the next Business Day immediately following the day sent, or (iii) if sent by registered or certified mail, on the earlier of the fifth Business Day following the day sent or when actually received.

     8. Severability. In the event that any provision of this Agreement is deemed to be invalid by reason of the operation of any law or by reason of the interpretation placed thereon by any court or governmental authority, this Agreement shall be construed as not containing such provision and the invalidity of such provision shall not affect the validity of any other provisions hereof, and any and all other provisions hereof which otherwise are lawful and valid shall remain in full force and effect.

     9. Successors and Assigns. This Agreement shall inure to the benefit of the successors and assigns of Second Trustee and shall be binding upon the successors and assigns of each Subordinated Creditor, Third Trustee and Issuer.

     11. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which taken together shall be one and the same instrument.

     12. Defines Rights of Creditors. The provisions of this Agreement are solely for the purpose of defining the relative rights of Subordinated Creditors, Second Trustee and Third Trustee shall not be deemed to create any rights or priorities in favor of any other Person, including, without limitation, Issuer. Nothing contained in this Agreement is intended to or shall impair, as among Issuer, Subordinated Creditors and Third Trustee, the obligation of Issuer, which is absolute and unconditional, to pay the Subordinated Creditors the principal of and interest on the Subordinated Indebtedness as and when the same shall become due and payable in accordance with the terms of the Subordinated Credit Instruments.

     13. Conflict. In the event of any conflict between any term, covenant or condition of this Agreement and any term, covenant or condition of any of the Subordinated Credit Instruments, the provisions of this Agreement shall control and govern. For purposes of this Section 13, to the extent that any provisions of any of the Subordinated Credit Instruments

                                                         SUBORDINATION AGREEMENT
                                                                        (Junior)

provide rights, remedies and benefits to Second Trustee that exceed the rights, remedies and benefits provided to Second Trustee under this Agreement, such provisions of the applicable Subordinated Credit Instruments shall be deemed to supplement (and not to conflict with) the provisions hereof.

     14. Headings. The paragraph headings used in this Agreement are for convenience only and shall not affect the interpretation of any of the provisions hereof.

     15. Termination. This Agreement shall terminate upon the indefeasible payment in full of the Senior Indebtedness.

     16. No Contest of Liens; Release of Collateral. Each Subordinated Creditor and Third Trustee agrees that it will not at any time contest the validity, perfection, priority or enforceability of the Liens in the Collateral granted to Second Trustee pursuant to the New Restructured Second PIK Note Indenture and the other Security Instruments. Any Collateral which is subject to the Subordinated Liens shall be deemed to have been released from all such Subordinated Liens in the event that such Collateral is sold by Issuer with the consent of Second Trustee, provided the net proceeds of sale are first applied to the payment of the Senior Indebtedness. Each Subordinated Creditor and Third Trustee agrees that it shall execute, deliver and file any and all termination statements, lien releases and other agreements and instruments as Second Trustee deems necessary or appropriate in order to give effect to the preceding sentence. Each Subordinated Creditor and Third Trustee hereby irrevocably appoints Second Trustee its attorney in fact for the purpose of effectuating any such execution, deliveries and filings.

     17. Subrogation. Upon the payment in full in cash of all Senior Indebtedness, Third Trustee and Subordinated Creditors shall be subrogated to the rights of Second Trustee and Lenders under the Loan Instruments until the Subordinated Indebtedness shall be paid in full in cash, provided that neither Third Trustee nor Subordinated Creditors shall have any claim against Second Trustee or any Lender for impairment of the subrogation rights of Third Trustee or Subordinated Creditors arising out of any act or omission of Second Trustee or any Lender. For purposes of such subrogation, no payments or distributions to Second Trustee or any Lender of any cash, property or securities to which Subordinated Creditors or Third Trustee would be entitled except for the provisions of this Agreement, and no payments by Third Trustee or Subordinated Creditors to Second Trustee or any Lender required pursuant to the terms of this Agreement, shall, as among Issuer and its creditors other than Second Trustee and Lenders, be deemed to be a payment or distribution by Issuer to or on account of the Senior Indebtedness.

     18. APPLICABLE LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS AND DECISIONS OF THE

                                                         SUBORDINATION AGREEMENT
                                                                        (Junior)

STATE OF NEW YORK NOTWITHSTANDING THAT THERE ALSO MAY BE OTHER JURISDICTIONS WHICH MAY BEAR A REASONABLE RELATIONSHIP TO THE TRANSACTIONS CONTEMPLATED HEREBY. FOR PURPOSES OF THIS SECTION 17, THE NEW RESTRUCTURED SECOND SECURED PIK NOTE AGREEMENT, THE OTHER INDENTURE INSTRUMENTS, THE SUBORDINATED CREDIT INSTRUMENTS AND THIS AGREEMENT SHALL BE DEEMED TO BE PERFORMED AND MADE IN THE STATE OF NEW YORK.

     19. JURISDICTION AND VENUE. ISSUER AND EACH TRUSTEE HEREBY AGREE THAT ALL ACTIONS OR PROCEEDINGS INITIATED BY ISSUER OR ANY TRUSTEE AND ARISING DIRECTLY OR INDIRECTLY OUT OF THIS AGREEMENT SHALL BE LITIGATED IN THE SUPREME COURT OF NEW YORK, NEW YORK OR THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK OR, IF SECOND TRUSTEE OR ANY HOLDER INITIATES SUCH ACTION, IN ADDITION TO THE FOREGOING COURTS, ANY COURT IN WHICH SECOND TRUSTEE OR HOLDERS SHALL INITIATE OR TO WHICH SECOND TRUSTEE OR HOLDERS SHALL REMOVE SUCH ACTION, TO THE EXTENT SUCH COURT HAS JURISDICTION. ISSUER AND EACH TRUSTEE HEREBY EXPRESSLY SUBMIT AND CONSENT IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR PROCEEDING COMMENCED BY FINOVA OR LENDERS IN ANY OF SUCH COURTS, AND HEREBY AGREE THAT PERSONAL SERVICE OF THE SUMMONS AND COMPLAINT, OR OTHER PROCESS OR PAPERS ISSUED THEREIN MAY BE SERVED IN THE MANNER PROVIDED FOR NOTICES HEREIN, AND AGREE THAT SERVICE OF SUCH SUMMONS AND COMPLAINT OR OTHER PROCESS OR PAPERS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO ISSUER OR SUCH TRUSTEE, AS THE CASE MAY BE, AT THE ADDRESS TO WHICH NOTICES ARE TO BE SENT PURSUANT TO
SECTION 8. ISSUER AND EACH TRUSTEE WAIVE ANY CLAIM THAT NEW YORK COUNTY, NEW YORK OR THE SOUTHERN DISTRICT OF NEW YORK IS AN INCONVENIENT FORUM OR AN IMPROPER FORUM BASED ON LACK OF VENUE. TO THE EXTENT PROVIDED BY LAW, SHOULD ISSUER OR ANY TRUSTEE, AFTER BEING SO SERVED, FAIL TO APPEAR OR ANSWER TO ANY SUMMONS, COMPLAINT, PROCESS OR PAPERS SO SERVED WITHIN THE NUMBER OF DAYS PRESCRIBED BY LAW AFTER THE MAILING THEREOF, SUCH PERSON SHALL BE DEEMED IN DEFAULT AND AN ORDER AND/OR JUDGMENT MAY BE ENTERED BY THE COURT AGAINST SUCH PERSON AS DEMANDED OR PRAYED FOR IN SUCH SUMMONS, COMPLAINT, PROCESS OR PAPERS. THE EXCLUSIVE CHOICE OF FORUM FOR ISSUER AND TRUSTEES SET FORTH IN THIS SECTION 18 SHALL NOT BE DEEMED TO PRECLUDE THE ENFORCEMENT, BY SECOND TRUSTEE AND/OR HOLDERS, OF ANY JUDGMENT OBTAINED IN ANY OTHER FORUM OR THE TAKING, BY SECOND TRUSTEE AND/OR HOLDERS, OF ANY ACTION TO ENFORCE THE SAME

                                                         SUBORDINATION AGREEMENT
                                                                        (Junior)

IN ANY OTHER APPROPRIATE JURISDICTION, AND ISSUER AND EACH TRUSTEE HEREBY WAIVE THE RIGHT TO COLLATERALLY ATTACK ANY SUCH JUDGMENT OR ACTION.

     20. WAIVER OF RIGHT TO JURY TRIAL. SECOND TRUSTEE, ISSUER AND EACH TRUSTEE ACKNOWLEDGE AND AGREE THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT OR WITH RESPECT TO THE TRANSACTIONS DESCRIBED IN OR AFFECTED HEREBY WOULD BE BASED UPON DIFFICULT AND COMPLEX ISSUES AND, THEREFORE, THE PARTIES AGREE THAT ANY LAWSUIT ARISING OUT OF ANY SUCH CONTROVERSY WILL BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

     21. This Agreement is executed and delivered by Second Trustee and Third Trustee not in its own right, but solely in the exercise of the powers conferred upon such Person as or Second Trustee or Third Trustee, and that no personal liability or personal responsibility is assumed by nor shall at any time be asserted or enforceable against such Second Trustee or Third Trustee on account of this Agreement.

                [remainder of this page intentionally left blank]

                                                         SUBORDINATION AGREEMENT
                                                                        (Junior)

     IN WITNESS WHEREOF, each Trustee and Issuer have caused this Agreement to be executed as of the date first above written.


                                      FLEET NATIONAL BANK, a National
                                      Banking Association, not in its individual capacity, but solely as Trustee under the New Restructured Second Secured PIK
                                      Note Indenture

                                      By:    /s/ Robert L. Bice, II
                                             -----------------------------
                                      Name:  Robert L. Bice, II
                                      Its:   Vice President


                                      FLEET NATIONAL BANK, a National
                                      Banking Association, not in its individual capacity, but solely as Trustee under the New Restructured Third Secured PIK Note Indenture

                                      By:    /s/ Robert L. Bice, II
                                             -----------------------------
                                      Name:  Robert L. Bice, II
                                      Its:   Vice President

                                      SCOTT CABLE COMMUNICATIONS,
                                      INC., a Texas corporation

                                      By:    /s/ Bruce A. Armstrong
                                             -----------------------------
                                      Name:  Bruce A. Armstrong
                                      Its:   Chief Executive Officer